UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

        Date of Report (Date of Earliest Event Reported): August 2, 2004

                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                    ---------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                      (I.R.S. Employer Identification No.)

                   4th Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                            Guangzhou, The PRC 510620
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On August 2, 2004, the Registrant consummated a closing of the transactions contemplated by the Equity Transfer Agreement, dated April 20, 2004 (the "Agreement"), as amended by a Supplementary Agreement to Share Exchange
Agreement, dated June 1, 2004 (the Agreement, as amended, being referred to herein as the "Amended Agreement"). Pursuant to the Amended Agreement, a wholly owned subsidiary of the Registrant, General Business Network (Guangzhou) Co.,
Ltd., a limited liability company organized under the laws of the Peoples' Republic of China ("General Business Network" or the "Transferee"), acquired 51% of the capital stock of Guangdong New Generation Commercial Management Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China ("New Generation") from Guangdong Huahao Industries Group Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China ("Huahao"), Huang Zehua, a citizen and resident of the Peoples' Republic of China ("Huang"), and Suo Hongxia, a citizen and resident of the Peoples' Republic of China ("Suo")(Huahao, Huang and Suo being referred to herein as the "Transferors"), for a purchase price of US$10,232,000. Of this purchase price, approximately US$1,241,000 in cash was paid on the date of closing (with the payment of approximately US$1,500,000 in cash to be deferred until September 30, 2004), and the remainder of the purchase price was paid in the form of approximately US$7,487,000 in market value of restricted shares of the Registrant. Such shares, amounting to 4,081,238 shares of common stock of the Registrant, were delivered to the Transferors at the closing. In addition, Huahao signed a Loan Arrangement Agreement with New Generation pursuant to which it agreed to make US$2,741,000 available to New Generation according to a loan schedule as part of the consideration for the transaction.

Pursuant to the Amended Agreement, Huahao and/or its affiliate had earlier agreed to transfer to New Generation or a designee its percentage ownership interests in the following companies: (i) Guangzhou Huahao Insurance Agency Limited; (ii) Guangzhou Xinyou Foreign Enterprise Services Co., Ltd.; (iii) Beijing Xueqinsong Travel Consulting Co., Ltd.; (iv) Guangdong World Trade Link Information Services Co., Ltd.; (v) Zhengzhou Shaolin Tourism Development Co., Ltd.; (vi) Hainan Xinkaili Airline Sevices Co., Ltd.; and (vii) Beijing Xidake Airline Booking Office. As of the closing date, Huahao had transferred its interest in Guangzhou Huahao Insurance Agency Limited, the largest of the seven companies, to New Generation. In addition, an affiliate of Huahao has agreed to transfer 51% of its indirect 40% holding of the capital stock of Guangdong World Trade Link Information Services Co., Ltd. to a wholly owned subsidiary of the Registrant by no later than September 30, 2004. The Registrant currently is the indirect owner of 60% of the capital stock of Guangdong World Trade Link Information Services Co., Ltd., which is a recently organized corporation with minimal assets. Finally, Huahao agreed to make additional transfers of its interests in the five remaining companies by no later than September 30, 2004. The Transferors and Transferee signed a letter of mutual agreement with respect to the schedule for these transfers, which amends the conditions of closing set forth in the Amended Agreement.

A copy of the Equity Transfer Agreement, dated April 20, 2004, and the Supplementary Agreement to Share Exchange Agreement, dated June 1, 2004, are attached as Exhibits 10.1 and 10.2 hereto, respectively.

The purpose of this Current Report on Form 8-K is to report the closing under the Amended Agreement and to provide the financial statements of New Generation and Guangzhou Huahao Insurance Agency Limited as required by Item 7(a) of Form 8-K and the proforma consolidated financial information required by Item 7(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on July 15, 2004 in reliance on Items 7(a)(4) and 7(b)(2), respectively, of Form 8-K.


ITEM  7.  FINANCIAL  STATEMENTS,  PROFORMA  FINANCIAL  INFORMATION  AND
          EXHIBITS.

ITEM  7(A)  -  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

The following financial statements of Guangdong New Generation Commercial Management Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China, are set forth below: (i)the consolidated balance sheets, (ii) the statements of operations, (iii) the consolidated statements of stockholders' equity, (iv) the consolidated statements of cash flows, in each case for the years ended December 31, 2003 and December 31, 2002, and the three months ended March 31, 2004, and (v) the consolidated notes to the financial statements for such period.


INDEPENDENT  AUDITORS'  REPORT


To the Board of Directors and Owners of GUANGDONG NEW GENERATION COMMERCIAL MANAGEMENT LIMITED

We have audited the accompanying consolidated balance sheets of Guangdong New Generation Commercial Management Limited as of March 31, 2004, December 31, 2003 and December 31, 2002 and the related statements of operations, owners' equity and cash flows for the three-month period ended March 31, 2004 and for each of the two years ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangdong New Generation Commercial Management Limited as of March 31, 2004, December 31, 2003 and December 31, 2002 and the results of its operations and cash flows for the three-month period ended March 31, 2004 and for each of the two years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.





/s/ Moores Rowland Mazars

Chartered  Accountants
Certified  Public  Accountants
Hong  Kong

Date: August 12, 2004


GUANGDONG  NEW  GENERATION  COMMERCIAL  MANAGEMENT  LIMITED

BALANCE  SHEETS
---------------


                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                 NOTE        US$           US$           US$


                                     ASSETS

CURRENT  ASSETS

Cash  and  cash  equivalents                              2,312,366       216,151       994,312
Trade  and  other  receivables                    6       1,829,302       963,540       297,799
Other  investments                                7          12,067        12,067        14,480
                                                         ----------    ----------    ----------

TOTAL  CURRENT  ASSETS                                    4,153,735     1,191,758     1,306,591

Property,  plant  and  equipment,  net            8         119,429        99,883       136,741
                                                         ----------    ----------    ----------

TOTAL  ASSETS                                             4,273,164     1,291,641     1,443,332
                                                         ==========    ==========    ==========

                          LIABILITIES AND OWNERS' EQUITY

CURRENT  LIABILITIES

Trade  and  other  payables                       9       6,003,374     3,255,508     3,105,387
Tax  payables                                             1,123,445     1,081,082       507,732
Short-term  bank  loans                          10       1,206,695     1,206,695       724,017
                                                         ----------    ----------    ----------

TOTAL  LIABILITIES                                        8,333,514     5,543,285     4,337,136
                                                         ----------    ----------    ----------

COMMITMENTS AND CONTINGENCIES                    12&17

OWNERS'  DEFICIT

Paid-in  capital                                 14         603,347       603,347       603,347
Due from a related party                         11(b)   (4,785,937)   (4,425,262)   (3,196,285)
Statutory  reserves                              15         301,674       301,674       231,674
Accumulated  surplus  (deficit)                            (179,434)     (731,403)     (532,540)
                                                         ----------    ----------    ----------

TOTAL  OWNERS'  DEFICIT                                  (4,060,350)   (4,251,644)   (2,893,804)
                                                         ----------    ----------    ----------

TOTAL  LIABILITIES  AND  OWNERS'  DEFICIT                 4,273,164     1,291,641     1,443,332
                                                         ==========    ==========    ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  NEW  GENERATION  COMMERCIAL  MANAGEMENT  LIMITED

STATEMENTS  OF  OPERATIONS
--------------------------

                                                         THREE-MONTH
                                                         PERIOD ENDED         Year ended December 31,
                                                       ---------------       ------------------------
                                                        MARCH 31, 2004          2003          2002
                                                       ---------------       ----------    ----------
                                                 NOTE         US$                US$           US$


OPERATING  REVENUES                                          1,702,463        1,975,098     1,652,756

Operating  costs  and  expenses                               (956,869)        (899,503)   (1,140,012)

Selling, general and administrative expenses                  (134,490)        (572,878)     (406,732)
                                                       ---------------       ----------    ----------

INCOME  FROM  OPERATIONS                                       611,104          502,717       106,012

NON-OPERATING  INCOME  (EXPENSES)

Other  income                                                    1,958           17,119        12,664

Interest  expenses                                             (18,647)         (75,251)      (79,270)
                                                       ---------------       ----------    ----------

INCOME  BEFORE  INCOME  TAXES                                  594,415          444,585        39,406

Provision  for  income  taxes                     5            (42,446)        (573,448)     (351,792)
                                                       ---------------       ----------    ----------

NET  INCOME  (LOSS)                                            551,969         (128,863)     (312,386)
                                                       ===============       ==========    ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  NEW  GENERATION  COMMERCIAL  MANAGEMENT  LIMITED

STATEMENTS  OF  CASH  FLOWS
---------------------------

                                                         THREE-MONTH
                                                         PERIOD ENDED         Year ended December 31,
                                                       ---------------       ------------------------
                                                        MARCH 31, 2004          2003          2002
                                                       ---------------       ----------    ----------
                                                              US$                US$           US$

CASH  FLOWS  FROM  OPERATING  ACTIVITIES:

Net  income  (loss)                                            551,969         (128,863)     (312,386)

Adjustments to reconcile net profit to net cash operating activities:

   Provision  for  income  taxes                                42,446          573,448       351,792
   Depreciation                                                  9,759           38,137        37,386
   Changes  in  working  capital:
      Trade  and  other  receivables                          (880,350)        (668,304)       72,402
      Trade  and  other  payables                            2,747,866          150,121     1,567,010
      Income  taxes  paid                                          (83)             (98)       (6,060)
                                                       ---------------       ----------    ----------

         NET CASH PROVIDED BY (USED IN) OPERATING
         ACTIVITIES                                          2,471,607          (35,559)    1,710,144
                                                       ---------------       ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Advances to related parties                                (346,087)      (1,226,414)     (911,146)
   Acquisition of property, plant and equipment                      -           (1,279)            -
   Acquisition  of  other  investments                         (29,305)         (12,067)      (10,359)
   Disposal  of  other  investments                                  -           14,480       (14,480)
                                                       ---------------       ----------    ----------

         NET  CASH  USED  IN  INVESTING  ACTIVITIES           (375,392)      (1,225,280)     (935,985)
                                                       ---------------       ----------    ----------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
   Inception  of  bank  loan                                         -        1,206,695     1,206,695
   Repayment  of  bank  loan                                         -         (724,017)   (1,086,025)
                                                       ---------------       ----------    ----------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                   -          482,678       120,670
                                                       ---------------       ----------    ----------

         NET INCREASE IN CASH AND CASH EQUIVALENTS           2,096,215         (778,161)      894,829

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR/PERIOD          216,151          994,312        99,483
                                                       ---------------       ----------    ----------

CASH AND CASH EQUIVALENTS AT END OF YEAR/PERIOD              2,312,366          216,151       994,312
                                                       ===============       ==========    ==========

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
   Cash  and  bank  balances                                 2,312,366          216,151       994,312
                                                       ===============       ==========    ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  NEW  GENERATION  COMMERCIAL  MANAGEMENT  LIMITED

STATEMENTS  OF  OWNERS'  EQUITY
-------------------------------

                                                           PAID IN       Due  from  a    STATUTORY        ACCUMULATED
                                                           CAPITAL       related party   RESERVES      SURPLUS (DEFICIT)
                                                       ---------------   -------------   ---------     -----------------
                                                              US$             US$           US$                US$


Balance as of December 31, 2001                                603,347      (2,448,021)     73,223               (61,703)

Net  loss                                                            -               -           -              (312,386)

Net advances to a related party                                      -        (748,264)          -                     -

Transfer  to  statutory  reserves                                    -               -     158,451              (158,451)
                                                       ---------------   -------------   ---------     -----------------

Balance  as of December 31, 2002                               603,347      (3,196,285)    231,674              (532,540)

Net  income                                                          -               -           -              (128,863)

Net advances to a related party                                      -      (1,228,977)          -                     -

Transfer  to  statutory  reserves                                    -               -      70,000               (70,000)
                                                       ---------------   -------------   ---------     -----------------

Balance  as  of  December  31, 2003                            603,347      (4,425,212)    301,674              (731,403)

Net  income                                                          -               -           -               551,969

Net advances to a related party                                      -        (360,675)          -                     -

Transfer  to  statutory  reserves                                    -               -           -                     -
                                                       ---------------   -------------   ---------     -----------------

BALANCE  AS  OF  MARCH  31,  2004                              603,347      (4,785,937)    301,674              (179,434)
                                                       ===============   =============   =========     =================



The  financial  statements  should  be read in conjunction with the accompanying  notes.


1.     ORGANIZATION  AND  NATURE  OF  BUSINESS

The Company was incorporated under the laws of the People's Republic of China ("PRC") on April 3, 1998 as Guangdong New Generation Commercial Management
Limited with an operating period from April 3, 1998 to April 28, 2006. Since incorporation, the Company has been engaged in providing air ticketing agency services in the Guangdong Province in the PRC.

Although the Company has net profit of US$551,969 for the three-month period ended March 31, 2004, it experienced net loss of US$128,863 and US$312,386 for the year ended December 31, 2003 and 2002 respectively. Besides, it has an owners' deficit of US$4,060,350, US$4,251,644 and US$2,893,804 as of March 31,
2004,  December  31,  2003  and  December  31,  2002.

In consideration of the owners' deficit as of March 31, 2004 in the amount of US$4,060,350, according to the Equity Transfer Agreement entered into between Guangdong Huahao Industries Holdings Limited and China World Trade Corporation in April 2004, the shareholders and management of the Company are obligated and committed to inject additional assets into the Company. In addition, the Company expects to generate over US$2 million net profit for the year ended December 31, 2004. Management believes that the above measures will alleviate the amount of owners' deficit significantly by the end of year 2004. However, there can be no assurance that the Company will be successful with its efforts to attain the plans as mentioned above and its inability to do so could adversely impact the Company's business, financial position and prospects.


2.     BASIS  OF  PRESENTATION

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("USGAAP").


3.     RECENTLY  ISSUED  ACCOUNTING  STANDARDS

There are no new accounting pronouncements for which adoption is expected to have a material effect on the Company's financial statements.


4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(A)    BASIS  OF  ACCOUNTING
The financial statements are prepared in accordance with generally accepted accounting principles in the United States. The measurement basis used in the preparation of the financial statements is historical cost. Cost in relation to assets represents the cash paid or the fair value of the assets, as appropriate.

(B)    REVENUE  RECOGNITION
The  Company recognizes revenue in accordance with SEC Staff Accounting Bulletin
No.: 101, "Revenue Recognition in Financial Statements" and Emerging Issues Task Force 99-19: "Reporting Revenue Gross as a principal versus Net as an Agent", when the title and risk of loss have passed to the customer, there is persuasive evidence of an arrangement, delivery has occurred or services have been rendered, the sales price is determinable, and collectibility is reasonably assured.

The Company receives commissions from travel suppliers for air-ticketing services through the Company's transaction and service platform under various services agreements with related and unrelated parties. Commissions from air-ticketing services rendered are recognized after air tickets are issued and delivered to customers. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when they are reasonably assured that the Company is entitled to such incentive commissions. The Company presents revenues from such transactions on a net basis in the statements of operations as the Company does not assume any inventory risks and generally has no obligations for cancelled airline ticket reservations.

4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

For information purposes, the commission income of the Company was derived from air-ticketing services with total value as follows:



                                                         THREE-MONTH
                                                         PERIOD ENDED         Year ended December 31,
                                                       ---------------       ------------------------
                                                        MARCH 31, 2004          2003          2002
                                                       ---------------       ----------    ----------
                                                              US$                US$           US$

VALUE OF AIR-TICKET FARE                                    23,345,480       62,324,122    44,300,137
                                                       ===============       ==========    ==========



(C)    STATEMENT  OF  CASH  FLOWS
Cash equivalents are defined as short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value. An investment normally qualifies as a cash equivalent only when it has a maturity of three months or less from its acquisition date.

(D)    TRANSLATION  OF  FOREIGN  CURRENCY
The Company considers Renminbi as its functional currency as the Company's business activities are based in Renminbi. However, the Company has chosen the United States dollar as its reporting currency.

Transactions in currencies other than functional currency during the year are translated into the functional currency at the applicable rates of exchange prevailing at the time of the transactions. Monetary assets and liabilities denominated in currencies other than functional currency are translated into functional currency at the applicable rates of exchange in effect at the balance sheet date. Exchange gains and losses are dealt with in the statement of operation.

For translation of financial statements into the reporting currency, assets and liabilities are translated at the exchange rate at the balance sheet date, equity accounts are translated at historical exchange rates, and revenues expenses, gains and losses are translated at the weighted average rates of exchange prevailing during the period. Translation adjustments resulting from this process are recorded in accumulated other comprehensive income (loss) within stockholders' equity.

(E)    CONCENTRATION  OF  CREDIT  RISK
The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

(F)    PROPERTY,  PLANT  AND  EQUIPMENT
Property, plant and equipment are stated at cost less accumulated depreciation and impairment loss.

The cost of an item of property, plant and equipment comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Major costs incurred in restoring assets to their normal working conditions are charged to the income statement. Improvements are capitalised and depreciated over their expected useful lives.

The gain or loss arising from the retirement or disposal of property, plant and equipment is determined as the difference between the estimated net sales proceeds and the carrying amount of the assets and is recognized as income or expense in the statements of operations.

4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(F)    PROPERTY,  PLANT  AND  EQUIPMENT  (CONTINUED)

Depreciation is provided to write off the cost of property, plant and equipment, over their estimated useful lives from the date on which they become fully operational and after taking into account of their estimated residual values, using the straight-line method, at 14% to 50% per annum.

The Company recognizes an impairment loss on property, plant and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

(G)    OPERATING  LEASES
Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are recognized as expense on the straight-line basis over the lease terms.

The Company leases certain premises under non-cancellable operating leases. Rental expenses under operating leases were US$21,138, US$61,854 and US$137,937 for the three-month period ended March 31, 2004 and each of the two years ended December 31, 2003.

(H)    RELATED  PARTIES
Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

(I)    USE  OF  ESTIMATES
The preparation of the financial statements in conformity with USGAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported periods. Actual amounts could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as allowance for doubtful accounts, depreciation, taxes and contingencies.

(J)    ALLOWANCE FOR DOUBTFUL ACCOUNTS
The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Throughout the periods presented, no provision for doubtful accounts has been made by the Company as the Company has not experienced any collectibility problem over its trade accounts receivable.


5.     INCOME  TAXES

The Company is subject to PRC Enterprise Income Taxes ("EIT") on an entity basis on income arising in or derived from the PRC. The applicable EIT rate is 3% on the net revenues generated during the three-month period ended March 31, 2004. During the years ended December 31, 2003 and 2002, the applicable EIT rate was 33% of net income during the year.


6.     TRADE  AND  OTHER  RECEIVABLES



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                 NOTE        US$           US$           US$

Trade  receivables                                        1,144,170       442,955             -
Deposits  and  other  receivables                           664,406       485,271       259,922
Due  from  related  parties                      11(b)       20,726        35,314        37,877
                                                         ----------    ----------    ----------

                                                          1,829,302       963,540       297,799



7.     OTHER  INVESTMENTS

The balance represents "available-for-sale" mutual funds made up of debt and equity securities. As at the balance sheet date, as the cost approximated to the fair value, no gain or loss was recognized.


8.     PROPERTY,  PLANT  AND  EQUIPMENT,  NET



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Motor  vehicles                                              63,316        63,316        63,316
Furniture,  fixtures  and  equipment                        201,361       172,056       170,777
Less:  Accumulated  depreciation                           (145,248)     (135,489)      (97,352)
                                                         ----------    ----------    ----------

Net  book  value                                            119,429        99,883       136,741



9.     TRADE  AND  OTHER  PAYABLES


                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                 NOTE        US$           US$           US$

Trade  payables                                           4,052,587     1,519,648     1,714,901
Accrued  charges  and  other  payables                    1,370,414     1,054,552       605,032
Due  to  related  parties                        11(c)      580,373       681,308       785,454
                                                         ----------    ----------    ----------

                                                          6,003,374     3,255,508     3,105,387




10.    SHORT-TERM  BANK  LOANS

Guangdong Hauhao Industries Holdings Limited, Guangzhou XZR International Travel Services Limited, Chen Ze Liang and a third party, Guangzhou Yinda Guarantee Service Company Limited provided corporate and personal guarantee to the bank against the bank loans granted to the Company. Please refer to Note 11 to these financial statements for details of relationship of these guarantors with the Company.

11.    RELATED  PARTY  TRANSACTIONS

(a)    Names  and  relationship  of  related  parties

                                                     Existing relationships
                                                        with the Company
                                             -----------------------------------

Guangdong Hauhao Insurance Agency Limited    A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangdong Hauhao Industries
Holdings Limited                             A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangzhou XZR International
Travel Serivces Limited                      A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangzhou Easy Boarding Business
Services Limited                             A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangzhou SRX Travel Service Limited         A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangzhou Xinledai Travel Agency
Services Company Limited                     A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Chen  Ze  Liang                              A shareholder and a director of the
                                             Company

(b)    Due  from  related  parties



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Guangdong  Hauhao  Industries  Holdings Limited           4,785,937     4,425,262     3,196,285
                                                         ==========    ==========    ==========
Guangzhou XZR International Travel Services Limited               -        11,761        37,877
Guangdong Easy Boarding Business Services Limited            18,221             -             -
Guangzhou  SRX  Travel  Service  Limited                      2,505        23,553             -
                                                         ----------    ----------    ----------

                                                             20,726        35,314        37,877
                                                         ==========    ==========    ==========




     The amounts due from related parties represent unsecured advances which are interest-free and repayable on demand.

(c)    Due  to  related  parties



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Guandong Xinledai Travel Agency Services Company Limited          -             -       615,673
Guangdong  Easy  Boarding  Business  Services  Limited            -        80,759       120,669
Guangdong  Hauhao  Insurance  Agency  Limited               580,373       600,549        49,112
                                                         ----------    ----------    ----------

                                                            580,373       681,308       785,454




     The amount due to related parties represent unsecured advances which are interest-free and repayable on demand.


12.    OPERATING  LEASE  COMMITMENTS

     The Company has total outstanding commitments not provided for under non-cancellable operating leases, which are payables as follows:


                                                           AS  OF
                                                         MARCH  31,
                                                            2004
                                                         ----------
                                                             US$

Year ending
December 31
2004                                                         42,142
2005                                                         46,914
2006                                                          3,185
                                                         ----------

                                                             92,241


13.    RETIREMENT  PLAN

     As stipulated by PRC regulations, the Group maintains a defined contribution retirement plan for all of its employees who are residents of PRC. All retired employees of the Group are entitled to an annual pension equal to their basic annual salary upon retirement. The Group contributed to a state sponsored retirement plan at a certain percentage of the gross salary of its employees and has no further obligations for the actual pension payments or post-retirement benefits beyond the annual contributions. The state sponsored retirement plan is responsible for the entire pension obligations payable to all employees. The pension expense for the three-month period ended March 31, 2004 and each of the two years ended December 31, 2003 was US$1,747, US$6,607 and US$6,442 respectively.


14.    PAID-IN  CAPITAL

     On April 3, 1998, the Company was incorporated in the PRC with registered capital of RMB500,000, which is approximately equivalent to US$60,335. The said amount has been fully paid up upon its incorporation.

     On February 10, 1999 and May 6, 1999, the registered capital was increased to RMB1,500,000 and RMB5,000,000, which is approximately equivalent to US$181,004 and US$603,347 respectively, by additional cash contributed by the owner.


15.    STATUTORY  RESERVES

     Statutory reserves of the Company include the statutory common reserve fund and the statutory common welfare fund. Pursuant to regulations in the PRC, the Company sets aside 10% of its profit after tax for the statutory common reserve fund (except when the fund has reached 50% of the Company's registered capital) and 5% of its profit after tax for the statutory common welfare fund. The statutory common reserve fund can be used for the following purposes:

-    to  make  good  losses  in  previous  years;  or

- to convert into capital, provided such conversion is approved by a resolution at an owners' general meeting and the balance of the statutory common reserve fund does not fall below 25% of the registered capital.

The statutory common welfare fund, which is to be used for the welfare of the staff and workers of the Company, is of a capital nature.


16.    POST  BALANCE  SHEET  EVENT

     On April 1, 2004, the registered capital of the Company has been increased by RMB10,000,000 to RMB15,000,000, which is approximately equivalent to US$1,810,042. The said amount had been satisfied by cash contributed by the owners.

Pursuant to an agreement entered into between the owners of the Company and a subsidiary of China World Trade Corporation in April 2004, all of their interests in the Company are to be transferred to a subsidiary of China World Trade Corporation. China World Trade Corporation is a public company listed on the National Association of Securities Dealers Automated Quotations Over-the -Counter Bulletin Board.


17.    CONTINGENCIES

The Company has made full tax provision in accordance with relevant laws and regulations in the PRC. However, for PRC tax reporting purpose, the Company only recognizes revenue on a business tax invoices basis instead of when services are provided. Accordingly, the company faces surcharge and penalty, additional to the original amount of taxes payable, ranging from 50% to 500% of the original amount of taxes payable. The Company has already provided for the surcharge and penalty of 50% of the taxes payable in the financial statements. Although the exact amount of penalty cannot be estimated with any reasonable degree of certainty, the board of directors considers it is unlikely that any tax penalty in excess of the amounts provided will be imposed.


The following financial statements of Guangdong Hauhao Insurance Agency Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China, are set forth below: (i) the consolidated balance sheets, (ii) the statements of operations, (iii) the consolidated statements of stockholders' equity, (iv) the consolidated statements of cash flows, in each case for the years ended December 31, 2002 and December 31, 2003, and the three months ended March 31, 2004, and (v) the consolidated notes to the financial statements for such period.



INDEPENDENT  AUDITORS'  REPORT


To the Board of Directors and Owners of GUANGDONG HAUHAO INSURANCE AGENCY LIMITED


We have audited the accompanying consolidated balance sheets of Guangdong Hauhao Insurance Agency Limited as of March 31, 2004, December 31, 2003 and December 31, 2002 and the related statements of operations, owners' equity and cash flows for the three-month period ended March 31, 2004 and for each of the year/period in the two years period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangdong Hauhao Insurance Agency Limited as of March 31, 2004, December 31, 2003 and December 31, 2002 and the results of its operations and cash flows for the three-month period ended March 31, 2004 and for each of the year/period in the two years period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.



/s/  Moores Rowland Mazars

Chartered  Accountants
Certified  Public  Accountants
Hong  Kong

Date:  August 12, 2004



GUANGDONG  HAUHAO  INSURANCE  AGENCY  LIMITED

BALANCE  SHEETS
---------------



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                NOTE         US$           US$           US$
                                     ASSETS

CURRENT  ASSETS

Cash  and  cash  equivalents                                 21,406        25,736        38,982
Other  receivables                               6          581,878       604,166        49,876
Prepayments                                                     845             -         3,620
                                                         ----------    ----------    ----------

TOTAL  CURRENT  ASSETS                                      604,129       629,902        92,478

Property,  plant  and  equipment,  net           7            8,766         8,148         8,932
                                                         ----------    ----------    ----------

TOTAL  ASSETS                                               612,895       638,050       101,410
                                                         ==========    ==========    ==========

                         LIABILITIES AND OWNERS' EQUITY

CURRENT  LIABILITIES

Trade  and  other  payables                      8           31,962        27,808       143,225
Tax  payables                                                 4,573         4,988           368
                                                         ----------    ----------    ----------

TOTAL  LIABILITIES                                           36,535        32,796       143,593
                                                         ----------    ----------    ----------

COMMITMENTS AND CONTINGENCIES                   10

OWNERS'  EQUITY

Paid-in  capital                                12        1,206,695     1,206,695     1,206,695
Due from a related party                         9(c)    (1,362,989)   (1,245,070)   (1,238,941)
Statutory  reserves                             13          110,872        97,601             -
Accumulated  surplus  (deficit)                             621,782       546,028        (9,937)
                                                         ----------    ----------    ----------

TOTAL  OWNERS'  EQUITY                                      576,360       605,254       (42,183)
                                                         ----------    ----------    ----------

TOTAL LIABILITIES AND OWNERS' EQUITY                        612,895       638,050       101,410
                                                         ==========    ==========    ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  HAUHAO  INSURANCE  AGENCY  LIMITED

STATEMENTS  OF  OPERATIONS
--------------------------

                                                                                       Period  from
                                                                                    January  15, 2002
                                                        THREE-MONTH                     (date  of
                                                       PERIOD  ENDED  Year  ended   incorporation) to
                                                          MARCH 31,   December 31,     December 31,
                                                            2004          2003             2002
                                                         ----------    ----------       ----------
                                                NOTE         US$           US$              US$

OPERATING  REVENUES                                         163,543       929,916          255,052

Operating  costs  and  expenses                              (9,724)      (61,364)         (53,716)

Selling,  general  and  administrative  expenses            (60,282)     (189,106)        (206,872)
                                                         ----------    ----------       ----------

INCOME  (LOSS) FROM OPERATIONS                               93,537       679,446           (5,536)

NON-OPERATING  INCOME

Other  income                                                    61            99              409
                                                         ----------    ----------       ----------

INCOME  (LOSS)  BEFORE  INCOME  TAXES                        93,598       679,545           (5,127)

Provision  for income taxes                      5           (4,573)      (25,979)          (4,810)
                                                         ----------    ----------       ----------

NET  INCOME  (LOSS)                                          89,025       653,566           (9,937)
                                                         ==========    ==========       ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  HAUHAO  INSURANCE  AGENCY  LIMITED

STATEMENTS  OF  CASH  FLOWS
---------------------------

                                                                                          Period  from
                                                                                        January  15, 2002
                                                        THREE-MONTH                         (date  of
                                                       PERIOD  ENDED        Year ended  incorporation) to
                                                          MARCH 31,         December 31,   December 31,
                                                            2004                2003          2002
                                                       ---------------       ----------    ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net  income  (loss)                                             89,025          653,566        (9,937)

Adjustments to reconcile net profit (loss) to net
cash used in operating  activities:
   Provision  for  income  taxes                                 4,573           25,979         4,810
   Depreciation                                                  1,059            2,378           933
   Changes  in  working  capital:
      Other receivables                                          2,112           (2,853)         (764)
      Prepayments                                                 (845)           3,620        (3,620)
      Trade and other payables                                   4,154         (115,417)      143,225
   Income  taxes  paid                                          (4,988)         (21,359)       (4,442)
                                                       ---------------       ----------    ----------

         NET CASH USED IN OPERATING ACTIVITIES                  95,090          545,914       130,205
                                                       ---------------       ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Advances to related parties                                 (97,743)        (557,566)   (1,288,053)
   Acquisition  of  property, plant and equipment               (1,677)          (1,594)       (9,865)
                                                       ---------------       ----------    ----------

         NET CASH USED IN INVESTING ACTIVITIES                 (99,420)        (559,160)   (1,297,918)
                                                       ---------------       ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from owners                                  -                -     1,206,695
                                                       ---------------       ----------    ----------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                   -                -     1,206,695
                                                       ---------------       ----------    ----------

         NET INCREASE (DECREASE) IN CASH
         AND CASH EQUIVALENTS                                   (4,330)         (13,246)       38,982

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD/YEAR           25,736           38,982             -
                                                       ---------------       ----------    ----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD/YEAR                 21,406           25,736        38,982
                                                       ===============       ==========    ==========

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
   Cash  and  bank  balances                                    21,406           25,736        38,982
                                                       ===============       ==========    ==========


The  financial  statements  should  be read in conjunction with the accompanying  notes.





GUANGDONG  HAUHAO  INSURANCE  AGENCY  LIMITED

STATEMENTS  OF  OWNERS'  EQUITY
-------------------------------


                                                           PAID IN       Due  from  a    STATUTORY        ACCUMULATED
                                                           CAPITAL       related party   RESERVES      SURPLUS (DEFICIT)
                                                       ---------------   -------------   ---------     -----------------
                                                              US$             US$           US$                US$

Capital  paid in upon incorporation
on January 15, 2002                                          1,206,695               -           -                     -

Net advances to a related party                                      -      (1,238,941)          -                     -

Net  loss                                                            -               -           -                (9,937)
                                                       ---------------   -------------   ---------     -----------------

Balance  as  of  December  31,  2002                         1,206,695      (1,238,941)          -                (9,937)

Net  income                                                          -               -           -               653,566

Net advances to a related party                                      -          (6,129)          -                     -

Transfer  to  statutory  reserves                                    -               -      97,601               (97,601)
                                                       ---------------   -------------   ---------     -----------------

Balance  as  of December 31, 2003                            1,206,695      (1,245,070)     97,601               546,028

Net  income                                                          -               -           -                89,025

Net advances to a related party                                      -        (117,919)          -                     -

Transfer  to  statutory  reserves                                    -               -      13,271               (13,271)
                                                       ---------------   -------------   ---------     -----------------

BALANCE  AS  OF  MARCH  31, 2004                             1,206,695      (1,362,989)    110,872               621,782
                                                       ===============   =============   =========     =================


The  financial  statements  should  be read in conjunction with the accompanying  notes.



1.     ORGANIZATION  AND  NATURE  OF  BUSINESS

The Company was incorporated under the laws of the People's Republic of China ("PRC") on January 15, 2002 with an operating period from January 15, 2002 to January 15, 2005. Pursuant to the regulation of insurance agency business in the PRC, renewal of business license shall be applied for prior to sixty days of the expiry date of the business license. Management shall arrange for renewal of its business license in accordance with the regulation. Since incorporation, the Company has been engaged in providing insurance agency services in the Guangdong Province in the PRC.


2.     BASIS  OF  PRESENTATION

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("USGAAP").


3.     RECENTLY  ISSUED  ACCOUNTING  STANDARDS

There are no new accounting pronouncements for which adoption is expected to have a material effect on the Company's financial statements.


4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(A)    BASIS  OF  ACCOUNTING
The financial statements are prepared in accordance with generally accepted accounting principles in the United States. The measurement basis used in the preparation of the financial statements is historical cost. Cost in relation to assets represents the cash paid or the fair value of the assets, as appropriate.

(B)    REVENUE  RECOGNITION
The  Company recognizes revenue in accordance with SEC Staff Accounting Bulletin
No.: 101, "Revenue Recognition in Financial Statements" and Emerging Issues Task Force 99-19: "Reporting Revenue Gross as a principal versus Net as an Agent", when the title and risk of loss have passed to the customer, there is persuasive evidence of an arrangement, delivery has occurred or services have been rendered, the sales price is determinable, and collectibility is reasonably assured.

The Company receives commissions from insurance companies for insurance agency services provided. Commissions from insurance agency services rendered are recognized upon provision of such services. The Company presents revenues from such transactions on a net basis in the statements of operations and comprehensive income (loss) as the Company does not assume any inventory risks and generally has no obligations for cancelled insurance policies.

4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

For information purposes, the commission income of the Company was derived from insurance policies with total premium income as follows:




                                                         THREE-MONTH
                                                         PERIOD ENDED         Year ended December 31,
                                                       ---------------       ------------------------
                                                        MARCH 31, 2004          2003          2002
                                                       ---------------       ----------    ----------
                                                              US$                US$           US$

PREMIUM  INCOME  OF  INSURANCE  POLICIES                     1,345,381       36,725,635     2,119,703
                                                       ---------------       ----------    ----------




(C)    STATEMENT  OF  CASH  FLOWS
Cash equivalents are defined as short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value. An investment normally qualifies as a cash equivalent only when it has a maturity of three months or less from its acquisition date.

(D)    TRANSLATION  OF  FOREIGN  CURRENCY
The Company considers Renminbi as its functional currency as the Company's business activities are based in Renminbi. However, the Company has chosen the United States dollar as its reporting currency.

Transactions in currencies other than functional currency during the year are translated into the functional currency at the applicable rates of exchange prevailing at the time of the transactions. Monetary assets and liabilities denominated in currencies other than functional currency are translated into functional currency at the applicable rates of exchange in effect at the balance sheet date. Exchange gains and losses are dealt with in the statement of operation.

For translation of financial statements into the reporting currency, assets and liabilities are translated at the exchange rate at the balance sheet date, equity accounts are translated at historical exchange rates, and revenues expenses, gains and losses are translated at the weighted average rates of exchange prevailing during the period. Translation adjustments resulting from this process are recorded in accumulated other comprehensive income (loss) within stockholders' equity.

(E)    CONCENTRATION  OF  CREDIT  RISK
The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The business activities and accounts receivable are principally with insurance companies in the PRC. Management believes that no significant credit risk exists as credit losses, when realized, have been within the range of management's expectations.

(F)    PROPERTY,  PLANT  AND  EQUIPMENT
Property,  plant and equipment are stated at cost less accumulated depreciation.

The cost of an item of property, plant and equipment comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Major costs incurred in restoring assets to their normal working conditions are charged to the income statement. Improvements are capitalised and depreciated over their expected useful lives.


4.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(F)    PROPERTY,  PLANT  AND  EQUIPMENT  (CONT'D)
The gain or loss arising from the retirement or disposal of property, plant and equipment is determined as the difference between the estimated net sales proceeds and the carrying amount of the assets and is recognized as income or expense in the statements of operations.

Depreciation is provided to write off the cost of property, plant and equipment, over their estimated useful lives from the date on which they become fully operational and after taking into account of their estimated residual values, using the straight-line method, at 20% per annum.

The Company recognizes an impairment loss on property, plant and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

(G)    OPERATING  LEASES
Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are recognized as expense on the straight-line basis over the lease terms.

The Company leases certain premises under non-cancellable operating leases. Rental expenses under operating leases were US$18,100, US$72,402 and US$60,335 for the three-month period ended March 31, 2004 and each of the year/period ended December 31, 2003.

(H)    RELATED  PARTIES
Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

(I)    USE  OF  ESTIMATES
The preparation of the financial statements in conformity with USGAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reported periods. Actual amounts could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as allowance for doubtful accounts, depreciation, taxes and contingencies.

(J)    ALLOWANCE FOR DOUBTFUL ACCOUNTS
The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful account will change. Accounts receivable are presented net of allowances for doubtful accounts of US$-, US$- and US$109,018 for the three-month period ended March 31, 2004 and each of the years of the two year period ended December 31, 2003 respectively.

5.     INCOME  TAXES

The Company is subject to PRC Enterprise Income Tax ("EIT") on an entity basis on income arising in or derived from the PRC. The applicable EIT tax rate is 8% on the net revenues generated during the year.


6.     OTHER  RECEIVABLES




                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                NOTE         US$           US$           US$


Other  receivables                                            1,505         3,617           764
Due  from  related  parties                     9(c)        580,373       600,549        49,112
                                                         ----------    ----------    ----------

                                                            581,878       604,166        49,876




7.     PROPERTY,  PLANT  AND  EQUIPMENT,  NET


                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Furniture,  fixtures  and  equipment                         13,136        11,459         9,865
Less:  Accumulated  depreciation                             (4,370)       (3,311)         (933)
                                                         ----------    ----------    ----------

Net  book  value                                              8,766         8,148         8,932




8.     TRADE  AND  OTHER  PAYABLES


                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Accrued  charges                                             19,772        13,218        55,164
Other  payables                                              12,190        14,590        88,061
                                                         ----------    ----------    ----------

                                                             31,962        27,808       143,225



9.     RELATED  PARTY  TRANSACTIONS


(a)    Names  and  relationship  of  related  parties

                                                     Existing relationships
                                                        with the Company
                                             -----------------------------------

Guangdong New Generation Commercial
Management Limited                           A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest

Guangdong Hauhao Industries
Holdings Limited                             A  company  in  which a director of
                                             the  Company  has  a  beneficial
                                             interest


(b)    Summary  of  related  party  transactions




                                                         PERIOD ENDED         Year ended December 31,
                                                       ---------------       ------------------------
                                                        MARCH 31, 2004          2003          2002
                                                       ---------------       ----------    ----------
                                                              US$                US$           US$

Rent  expenses  to
------------------
Guangdong Huahao Industries Holdings Limited                    18,100           72,402        60,335
                                                       ---------------       ----------    ----------




(c)    Due  from  related  parties



                                                           AS  OF        As  of        As  of
                                                         MARCH  31,   December 31,  December 31,
                                                            2004          2003          2002
                                                         ----------    ----------    ----------
                                                             US$           US$           US$

Guangdong New Generation Commercial Management Limited      580,373       600,549        49,112
                                                         ==========    ==========    ==========
Guangdong  Hauhao  Industries  Holdings Limited           1,362,989     1,245,070     1,238,941
                                                         ==========    ==========    ==========




     The amounts due from related parties represent unsecured advances which are interest-free and repayable on demand.

10.    OPERATING  LEASE  COMMITMENTS

     The Company has total outstanding commitments not provided for under non-cancellable operating leases, which are payables as follows:


                                                           AS  OF
                                                         MARCH  31,
                                                            2004
                                                         ----------
                                                             US$

Year ending
December 31
2004                                                         54,303
2005                                                         72,402
                                                         ----------

                                                             90,503




11.    RETIREMENT  PLAN

     As stipulated by PRC regulations, the Group maintains a defined contribution retirement plan for all of its employees who are residents of PRC. All retired employees of the Group are entitled to an annual pension equal to their basic annual salary upon retirement. The Group contributed to a state sponsored retirement plan at a certain percentage of the gross salary of its employees and has no further obligations for the actual pension payments or post-retirement benefits beyond the annual contributions. The state sponsored retirement plan is responsible for the entire pension obligations payable to all employees. The pension expense for the three-month period ended March 31, 2004 and each of the year/period ended December 31, 2003 was US$598, US$3,092 and US$1,650 respectively.


12.    PAID-IN  CAPITAL

     On January 15, 2002, the Company was incorporated in the PRC with registered capital of RMB10,000,000, which is approximately equivalent to US$1,206,695. The said amount has been fully paid up upon its incorporation.

13.    STATUTORY  RESERVES

     Statutory reserves of the Company include the statutory common reserve fund and the statutory common welfare fund. Pursuant to regulations in the PRC, the Company sets aside 10% of its profit after tax for the statutory common reserve fund (except when the fund has reached 50% of the Company's registered capital) and 5% of its profit after tax for the statutory common welfare fund. The statutory common reserve fund can be used for the following purposes:

-    to  make  good  losses  in  previous  years;  or

- to convert into capital, provided such conversion is approved by a resolution at a owners' general meeting and the balance of the statutory common reserve fund does not fall below 25% of the registered capital.

The statutory common welfare fund, which is to be used for the welfare of the staff and workers of the Company, is of a capital nature.


ITEM  7(b)  -  PROFORMA  FINANCIAL  STATEMENTS

The following proforma financial statements of China World Trade Corporation and
(i) Guangdong New Generation Commercial Management Limited and (ii) Guangdong Hauhao Insurance Agency Limited (hereinafter the "Constituent Companies") are also set forth below: Consolidated (Unaudited) Condensed ProForma Balance Sheet of the Constituent Companies as at March 31, 2004, and Consolidated (Unaudited) Condensed ProForma Statement of Operations for the years ended March 31, 2004 and 2003.


PROFORMA  FINANCIAL  STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 and the unaudited pro forma condensed consolidated statements of operations for the three-month period ended March 31, 2004 and for the year ended September 30, 2003 are based on the historical financial statements of China World Trade Corporation (the "Company"), Guangdong New Generation Commercial Management Limited ("GNGCM") and Guangdong Hauhao Insurance Agency Limited ("GHIAL") after giving effect to the acquisition of GNGCM and GHIAL by the Company ("Acquisition") using the purchase method of accounting and the assumptions and adjustments described in the accounting notes to the unaudited pro forma condensed consolidated financial statements. The Acquisition was completed on [August 2, 2004].

The unaudited pro forma condensed consolidated balance sheet of the Company, GNGCM and GHIAL as of March 31, 2004 is presented to give effect to the Acquisition as if it had occurred on March 31, 2004. The unaudited pro forma condensed consolidated statements of operations of the Company, GNGCM and GHIAL for the three-month period ended Mach 31, 2004 and for the year ended September 30, 2003 are presented as if the Acquisition had taken place on October 1, 2002.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Form 10-KSB for the year ended September 30, 2003 filed on January 13, 2004, the Company's Form-10QSB quarterly report for the three-month period ended March 31, 2004 filed on May 14, 2004 and the audited financial statements of GNGCM and GHIAL for the year ended December 31, 2003 and for the three-month period ended March 31, 2004 prepared in accordance with the accounting principles generally accepted in the United States of America ("USGAAP"). The unaudited pro forma condensed consolidated financial statements are not intended to be representative or indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.



CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET

AS  OF  MARCH  31,  2004
------------------------


                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$

                                     ASSETS

CURRENT  ASSETS

Cash and cash equivalents             2,312,366        21,406       827,792    (2,745,000)  (a)     2,916,564
                                                                                2,500,000   (b)
Trade  receivable                     1,144,170             -        18,015                         1,162,185
Other  receivable                             -       581,878        24,847                           606,725
Due from related parties                 20,736             -       115,525                           136,251
Rental  and other deposits              664,406             -       338,732                         1,003,138
Prepayments                                   -           845        87,989                            88,834
Inventories                                   -             -        50,682                            50,682
Short  term  investment                  12,067             -             -                            12,067
                                    -----------   -----------   -----------                       -----------

TOTAL  CURRENT  ASSTS                 4,153,735       604,129     1,463,582                         5,976,446

Intangible  asset                             -             -     1,680,000                         1,680,000
Goodwill                                      -             -        30,000    14,139,499   (c)    14,169,499
Property, plant and equipment, net      119,429         8,766     3,041,713                         3,169,908
Investment  in  a  subsidiary                 -             -             -    10,232,000   (a)             -
                                                                              (10,232,000)  (c)
                                    -----------   -----------   -----------                       -----------

TOTAL  ASSETS                         4,273,164       612,895     6,215,295                        24,995,853
                                    ===========   ===========   ===========                       ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT  LIABILITIES

Trade  payables                       4,052,587             -        19,671                         4,072,258
Accrued  charges                      1,370,414             -        95,428                         1,465,842
Other  payables                               -        31,962       107,755                           139,717
Tax  payables                         1,123,445         4,573                                       1,128,018
Due  to  related  parties               580,373             -       140,926                           721,299
Deposits  received                            -             -        39,471                            39,471
Deferred  income                              -                       6,362                             6,362
Short  term  bank  loan               1,206,695             -             -                         1,206,695
Long-term bank loan - current portion         -                      43,861                            43,861
                                    -----------   -----------   -----------                       -----------

TOTAL  CURRENT  LIABILITIES           8,333,514        36,535       453,474                         8,823,523

Long-term bank loan
- non-current portion                         -             -       437,194                           437,194
Due  to  a  shareholder                       -             -     1,299,615                         1,299,615
                                    -----------   -----------   -----------                       -----------

Total liabilities                     8,333,514        36,535     2,190,283                        10,560,332
                                    -----------   -----------   -----------                       -----------

Minority  interest                            -             -             -       423,509   (c)       423,509
                                    -----------   -----------   -----------                       -----------

STOCKHOLDERS'  EQUITY

                                                                                    4,081   (a)
                                                                                    3,500   (b)
Common stock                            603,347     1,206,695        17,726    (1,810,042)  (c)        25,307

Additional  paid-in  capital                  -             -    15,846,315     7,482,919   (a)    25,825,734
                                                                                2,496,500   (b)

Due from related party               (4,785,937)   (1,362,989)            -     6,148,926   (c)             -

Dedicated  reserves                     301,674       110,872             -      (412,546)  (c)             -

Accumulated  (deficit)  profit         (179,434)      621,782   (11,839,029)     (442,348)  (c)   (11,839,029)
                                    -----------   -----------   -----------                       -----------

TOTAL STOCKHOLDERS' EQUITY           (4,060,350)      576,360     4,025,012                        14,012,012
                                    -----------   -----------   -----------                       -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                  4,273,164       612,895     6,215,295                        24,995,853
                                    ===========   ===========   ===========                       ===========





CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS

THREE-MONTH  PERIOD  ENDED  MARCH  31,  2004
--------------------------------------------


                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$

OPERATING REVENUES                    1,702,463       163,543       303,771                         2,169,777
                                    -----------   -----------   -----------                       -----------

OPERATING  EXPENSES
Operating costs and expenses           (956,869)       (9,724)     (186,001)                       (1,152,594)
Selling, general and
administrative expenses                (134,490)      (60,282)   (1,626,937)                       (1,821,709)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) FROM OPERATIONS           611,104        93,537    (1,509,167)                         (804,526)

NON-OPERATING  (EXPENSES)  INCOME

Other  income                             1,958            61            89                             2,108
Interest  expenses                      (18,647)            -        (3,992)                          (22,639)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE INCOME
TAXES AND MINORITY INTEREST             594,415        93,598    (1,513,070)                         (825,057)

INCOME BEFORE INCOME TAXES
AND MINORITY INTERESTS
Provision for income taxes              (42,446)       (4,573)            -                           (47,019)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE
MINORITY INTEREST                       551,969        89,025    (1,513,070)                         (872,076)
                                    -----------   -----------   -----------                       -----------

MINORITY  INTEREST                            -             -             -      (335,880)  (d)      (335,880)
                                    -----------   -----------   -----------                       -----------

NET  PROFIT  (LOSS)                     551,969        89,025    (1,513,070)                       (1,207,956)
                                    ===========   ===========   ===========                       ===========

LOSS PER SHARE OF COMMON STOCK
-  Basic                                      -             -         (0.09)                            (0.06)
                                    ===========   ===========   ===========                       ===========

Weighted average number of shares
of common stock outstanding                   -             -    16,249,106     4,081,238   (e)    20,330,344
                                    ===========   ===========   ===========                       ===========





CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS

YEAR  ENDED  SEPTEMBER  30,  2003
---------------------------------

                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$


OPERATING  REVENUES                   1,975,098       929,916     2,885,600                         5,790,614

OPERATING  EXPENSES
Operating costs and expenses           (899,503)      (61,364)   (1,213,169)                       (2,174,036)
Selling, general and
administrative expenses                (572,878)     (189,106)   (3,954,066)                       (4,716,050)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) FROM OPERATIONS           502,717       679,446    (2,281,635)                       (1,099,472)

NON-OPERATING  (EXPENSES)  INCOME

Other  income                            17,119            99         2,490                            19,708
Interest  expenses                      (75,251)            -       (14,811)                          (90,062)
Equity  in net loss of affiliate              -             -       (32,051)                          (32,051)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE INCOME
TAXES AND MINORITY INTEREST             444,585       679,545    (2,326,007)                       (1,201,877)

INCOME BEFORE INCOME TAXES
AND MINORITY INTERESTS
Provision  for  income  taxes          (573,448)      (25,979)            -                          (599,427)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE
MINORITY INTEREST                      (128,863)      653,566    (2,326,007)                       (1,801,304)

MINORITY  INTEREST                            -             -       120,471      (417,097)  (d)      (296,626)
                                    -----------   -----------   -----------                       -----------

NET  PROFIT  (LOSS)                    (128,863)      653,566    (2,205,536)                       (2,097,930)
                                    ===========   ===========   ===========                       ===========

LOSS  PER  SHARE  OF  COMMON  STOCK
-  Basic                                      -             -         (0.23)                            (0.15)
                                    ===========   ===========   ===========                       ===========

Weighted average number of shares
of common stock outstanding                   -             -     9,699,264     4,081,238   (e)    13,780,502
                                    ===========   ===========   ===========                       ===========




1.     BASIS  OF  PRO  FORMA  PRESENTATION

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Form 10-KSB for the year September 30, 2003 filed on January 13, 2004, the Company's Form-10QSB quarterly report for the three-month period ended March 31, 2004 filed on May 14, 2004 and the audited financial statements of GNGCM and GHIAL for the year ended December 31, 2003 and for the three-month period ended March 31, 2004 prepared in accordance with USGAAP.

     The Company has changed its financial year end date from September 30 to December 31 of each calendar year with effect from the period ended December 31, 2003. Therefore the Company's Form 10-KSB for its financial year ended December 31, 2003 covers the year ended September 30, 2003 and its Form 10-QSB for the first quarter falling into the financial year ending December 31, 2004 covers the three-month period ended March 31, 2004.

     The statutory financial statements of GNGCM and GHIAL are prepared in accordance with accounting principles generally accepted in the Peoples' Republic of China, which differ in certain significant respects from the USGAAP. For the purposes of preparing these unaudited pro forma condensed consolidated financial statements, management of GNGCM and GHIAL has prepared a set of financial statements for each of the companies under USGAAP. These financial statements have been audited and adopted as the bases for preparing these unaudited pro forma condensed consolidated financial statements. However, the financial year end date of both GNGCM and GHIAL falls on December 31. Accordingly, their results for the year ended December 31, 2003 have been adopted in preparing the unaudited pro forma condensed statement of operations for the year ended September 30, 2003.

     On April 20, 2004, a wholly-owned subsidiary of the Company (the "Transferee") entered into an Equity Transfer Agreement (the "Agreement") with the major shareholders of GNGCM and GHIAL (the "Transferors"), pursuant to which the Transferee would acquire from the Transferors 51% interest in GNGCM for an aggregate consideration of approximately US$11,127,000 of which US$3,640,000 was to be paid in the form of cash and US$7,487,000 was to be paid in the form of restricted shares issued by the Company. The Agreement also contemplated a loan agreement in the amount of US$3,640,000 pursuant to which the one of the Transferors would loan the said amount to GNGCM as part of the transaction. Completion of the Agreement was subject to a group reorganisation to be completed by GNGCM. Upon completion of the reorganisation, GNGCM shall hold 7 subsidiaries, with GHIAL being the most significant one. On June 1, 2004, a supplementary agreement to the Agreement was entered into by making several changes to the Agreement, amongst which the aggregate consideration was reduced to US$10,232,000, of which US$2,745,000 was to be paid in the form of cash and US$7,487,000 was to be paid in the form of restricted shares of the Company.

     The Acquisition, which was mainly carried out for the Company's expansion purposes, was completed on August 2, 2004 and the Company has issued 4,081,238 shares of US$0.001 to satisfy the consideration which was to be paid in the form of shares of the Company.

2.     PRO  FORMA  ADJUSTMENTS

     Pro forma adjustments are necessary to reflect the adjustments necessary to give full effect to the acquisition as if it had been occurred at the beginning of the periods presented. These pro forma adjustments include the adjustments for the difference between the considerations paid for the assets acquired and the estimated fair value of such assets and to eliminate minority interests. As there were no intercompany transactions or balances, no pro forma adjustments for elimination in this respect is necessary. Certain reclassifications have been made to conform GNGCM's and GHIAL's historical amounts to the Company's presentation.

     The pro forma consolidated provision for income taxes does not reflect the amounts that would have resulted had the Company, GNGCM and GHIAL filed consolidated income tax returns during the periods presented.

     The pro forma adjustments included in the unaudited pro forma condensed consolidated financials statements are as follows:

(a) Adjustment to record the consideration for the acquisition of 51% interest in GNGCM and 26.5% effective interest in GHIAL of the total purchase price of US$10,232,000, approximately US$1,241,000 in cash was paid on August 2, 2004, approximately US$1,500,000 in cash was deferred until September 30, 2004 and the remainder of the purchase price was satisfied in the form of approximately US$7,487,000 in market value of 4,081,238 shares of US$0.001.

(b) Adjustment to reflect exercise of warrants by two of the major shareholders. In July 2004, two of the major shareholders of the company exercised warrants to purchase 3,500,000 shares of US$0.001 at a total consideration of US$2,500,000. Part of the consideration was used for settlement of the purchase price for the acquisition as mentioned in (a) above.

(c)  Elimination  of  investment  in  GNGCM  and  GHIAL:

                            GNGCM          GHIAL           Total
                          ---------      ---------      ----------
                             US$            US$             US$

Consideration                                           10,232,000

Common  stock              (603,347)    (1,206,695)     (1,810,042)
Due from related party    4,785,937      1,362,989       6,148,926
Dedicated  reserves        (301,674)      (110,872)       (412,546)
Retained  earnings          179,434       (621,782)       (442,348)
Minority  interests               -        423,509         423,509
                          ---------      ---------      ----------

                                                        14,139,499
                                                        ==========


(d) Adjustment to reflect the minority interest's share of results of GNGCM and GHIAL for the three-month period ended March 31, 2004 and for the year ended December 31, 2003.

(e) Adjustment to reflect the increase in weighted average number of shares outstanding by 4,081,238 common stocks as if they had been issued on October 1, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  WORLD  TRADE  CORPORATION



By:  /s/  John  Hui
     --------------
     John  Hui
     President


Date:  August  12,  2004


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1        Equity  Transfer  Agreement,  dated  April  20,  2004.

10.2 Supplementary Agreement to Share Exchange Agreement, dated June 1, 2004.